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                                                                    EXHIBIT 10.1

                     TELEHUB COMMUNICATIONS CORPORATION

                                $125,000,000
     125,000 Units Consisting of 13 7/8% Senior Discount Notes Due 2005 and Warrants to Purchase 2,082,732 Shares of Common Stock


                             PURCHASE AGREEMENT

July 27, 1998
New York, New York

BANCBOSTON SECURITIES INC.
100 Federal Street
Boston, Massachusetts 02110


Ladies and Gentlemen:

     TeleHub Communications Corporation, a Nevada corporation (the "Company"), proposes to issue and sell to BancBoston Securities Inc. (the "Initial Purchaser") 125,000 units (collectively, the "Units"), each consisting of $1,000 principal amount at maturity of 13 7/8% Senior Discount Notes due 2005 (collectively, with the Guarantees referred to below, the "Series A Notes") and one warrant (each a "Warrant"), each Warrant initially entitling the holder thereof to purchase 16.661856 shares of common stock, par value $0.001 per share (the "Common Stock" and such shares of Common Stock underlying the Warrants are herein referred to as the "Warrant Shares"), of the Company, subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined), among the Company, the Guarantors (as defined) and State Street Bank and Trust Company, as trustee (the "Trustee"). The Notes (as defined) will be fully and unconditionally guaranteed (the "Guarantees") as to payment of principal, interest, liquidated damages and premium, if any, on a senior unsecured basis, jointly and severally, by each of TeleHub Technologies Corporation, TeleHub Leasing Corporation and TeleHub Network Services Corporation (collectively, the "Guarantors"). The Warrants are to be issued pursuant to a Warrant Agreement dated as of July 30,1998 (the "Warrant Agreement") between the Company and State Street Bank and Trust Company, as warrant agent (the "Warrant Agent"). The Series A Notes and the Warrants will not trade separately until the earliest to occur of (i) October 30,1998; (ii) a Change of Control; (iii) the occurrence of an Event of Default; (iv) the date on which a registration with respect to the Series A Notes or an Exchange Offer for the Notes is declared effective; or (v) such earlier date as determined by the Initial Purchaser (such earliest date, the "Separation Date"). The Units, the Series A Notes and the Warrants are more fully described in the Offering Memorandum described below. The Series A Notes and the 13 7/8% Senior Discount Notes due 2005 (the "Series B Notes") issuable in exchange therefore are collectively referred to herein as the "Notes." The Units, the Notes, together with the Guarantees, and the Warrants are collectively referred to herein as the "Securities."




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The offering of the Securities by the Company is referred to herein as the
"Offering." Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture, the Warrant Agreement and the Registration Rights Agreement (as defined below), as the case may be.

     1. Issuance of Securities. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Units, the Notes, the Warrants and the Warrant Shares (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) OR
     (C) IT IS NOT A U.S. PERSON AND IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
     (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY


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     STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B)
     THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

     2. Offering. The Units will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated July 6, 1998 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated July 27, 1998 (the "Offering Memorandum"), relating to the Company, its subsidiaries and the Units.
     The Initial Purchaser has advised the Company and the Guarantors that the Initial Purchaser will make offers (the "Exempt Resales") of the Units on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and (ii) non-U.S. persons outside the United States in reliance upon Regulation S ("Regulation S") under the Act (each, a "Reg S Investor"). The QIBs and Reg S Investors are collectively referred to herein as the "Eligible Purchasers."
The Initial Purchaser will offer the Units to such Eligible Purchasers initially at the price set forth on the cover of the Offering Memorandum. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date and substantially in the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the United States Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Series B Notes to be offered in exchange for the Series A Notes (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer.

     Holders (including subsequent transferees) of the Warrants will have the registration rights set forth in the warrant registration rights agreement (the "Warrant Registration Rights Agreement"), to be dated the Closing Date and substantially in the form of Exhibit B hereto), for so long as such Warrants or any Warrant Shares constitute "Transfer Restricted Securities" (as defined in the Warrant Registration Rights Agreement).

     This Agreement, the Securities, the Warrant Shares, the Indenture, the Warrant Agreement, the Registration Rights Agreement, and the Warrant Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."



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     The Company hereby agrees to pay to the Initial Purchaser a financial advisory fee of $1.4 million, which may be deducted by the Initial Purchaser from the proceeds due the Company pursuant to Section 3.

     3. Purchase, Sale and Delivery.

          3.1 On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, each of the Company and the Guarantors agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, 125,000 Units. The purchase price for the Units will be 64.503% of the principal amount at maturity of the Series A Notes. In connection with the Offering the Company agrees to reimburse the Initial Purchaser for up to $538,119 of its expenses.

          3.2 Delivery of the Units shall be made, against payment of the purchase price therefor, at the offices of Paul, Hastings, Janofsky & Walker LLP, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on July 30, 1998 or at such other time as shall be agreed upon by the Initial Purchaser, the Company and the Guarantors. The time and date of such delivery and payment are herein called the "Closing Date."

          3.3 On the Closing Date, one or more Units in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of Units sold pursuant to Exempt Resales to Eligible Purchasers (collectively, the "Global Unit"), each Global Unit consisting of $125,000,000 aggregate principal amount at maturity of Notes in definitive form registered in the name of Cede & Co., as nominee of DTC (the "Global Note"), and one Warrant in definitive form to purchase 2,082,732 shares of Common Stock, registered in the name of Cede & Co., as nominee of DTC (the "Global Warrant") shall be delivered by the Company and the Guarantors to the Initial Purchaser (or as the Initial Purchaser directs), against payment by the Initial Purchaser of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchaser of the information required to effect such wire transfer. The Global Unit shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

     4. Agreements of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenant and agree with the Initial Purchaser as follows:

          4.1 To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction, or the initiation


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     of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          4.2 To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, including all documents incorporated therein by reference, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. The Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

          4.3 Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchaser shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof. The Company and the Guarantors shall promptly prepare, upon the Initial Purchaser's request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

          4.4 If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company and the Guarantors or in the reasonable opinion of counsel for the Company and the Guarantors or counsel for the Initial Purchaser, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Preliminary Offering Memorandum or Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchaser and (ii) forthwith to prepare, at its own expense, an appropriate amendment or supplement to such Preliminary Offering Memorandum or Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be


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     misleading, or so that such Preliminary Offering Memorandum or Offering
     Memorandum will comply with applicable law.

          4.5 To cooperate with the Initial Purchaser and counsel for the Initial Purchaser in connection with the qualification or registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that none of the Company or the Guarantors shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

          4.6 Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Guarantors hereunder, including in connection with: (i) the preparation, printing, and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery of the Units to the Initial Purchaser, (iv) the qualification or registration of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchaser relating thereto), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Units in the PORTAL market, (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with the approval of the Securities by DTC for "book-entry" transfer, (x) rating the Units by rating agencies,
     (xi) the reasonable fees and expenses of the Trustee and its counsel,
     (xii) the reasonable fees and expenses of the Warrant Agent and its counsel, (xiii) the reasonable fees and expenses of the Collateral Agent and its counsel, (xiv) the performance by the Company and the Guarantors of their other obligations under this Agreement and the other Operative Documents and (xv) "road show" travel and other expenses incurred by the Company in connection with the marketing and sale of the Units.



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          4.7 To use the proceeds from the sale of the Units in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

          4.8 Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Securities.

          4.9 To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Units.

          4.10 Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Act of the sale to the Initial Purchaser or the Eligible Purchasers of the Units or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

          4.11 For so long as any of the Securities remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder or beneficial owner of Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

          4.12 To cause the Exchange Offer to be made in the appropriate form to permit registered Series B Notes to be offered in exchange for the Series A Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          4.13 To reserve and continue to reserve as long as any Warrants are outstanding, a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.

          4.14 To comply with all of their agreements set forth in the Operative Documents and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

          4.15 To effect the inclusion of the Units in the PORTAL Market and to obtain approval of the Securities by DTC for "book-entry" transfer.

          4.16 During a period of three years following the Closing Date, to deliver without charge to the Initial Purchaser, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available


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     information concerning the Company or any of its subsidiaries, including without limitation, press releases.

          4.17 Prior to the Closing Date, to furnish to the Initial Purchaser, as soon as they have been prepared in the ordinary course by the Company and each Guarantor, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

          4.18 Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of the Guarantors to facilitate the sale or resale of the Securities. Except as permitted by the Act, none of the Company or the Guarantors will distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or (iii) other offering material in connection with the offering and sale of the Units.

          4.19 To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.

     5. Representations and Warranties and Certain Covenants.

          5.1 The Company and the Guarantors, jointly and severally, represent and warrant to and covenant and agree with the Initial Purchaser that:

          5.1.1 The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued, nor, to the best knowledge of each of the Company and the Guarantors, is threatened.

          5.1.2 Each of the Company and the Guarantors (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws


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

     of its jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the business, prospects, properties, assets, earnings, operations, results of operations or condition (financial or otherwise) of the Company or any of its subsidiaries, (y) interfere with or adversely affect the issuance of the Securities pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect").

          5.1.3 All of the outstanding shares of capital stock of the Company are duly and validly authorized and issued, fully paid and nonassessable, were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights, co-sale rights, registration rights, repurchase rights, right of first refusal or any other similar right. The Company had, at March 31, 1998, a duly authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Offering Memorandum. On March 31, 1998, after giving pro forma effect to the issuance and sale of the Units pursuant hereto and the other transactions referred to therein, the Company would have had an authorized and outstanding capitalization as set forth in the Offering Memorandum in the "As Adjusted" column under the caption "Capitalization."

          5.1.4 The Company has no subsidiaries other than the Guarantors.

          5.1.5 All of the outstanding capital stock of each subsidiary of the Company is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Company owns no controlling interest in any other corporation, partnership or other entity and does not directly or indirectly own any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity, other than minority investments in marketable securities that may be made in the ordinary course of business as a part of its investment of excess cash assets.

          5.1.6 Other than as set forth in the Preliminary Offering Memorandum and as will be set forth in the Offering Memorandum there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any of the Company's subsidiaries.


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



          5.1.7 When the Securities are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or of any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          5.1.8 Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Units as provided herein and therein.

          5.1.9 This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors and is the legal, valid and binding agreement of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          5.1.10 The Indenture has been duly and validly authorized by each of the Company and the Guarantors and, when duly executed and delivered by each of the Company and the Guarantors, will be the legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of the terms of the Indenture, which is accurate in all material respects.

          5.1.11 The Registration Rights Agreement has been duly and validly authorized by each of the Company and the Guarantors and, when duly executed and delivered by each of the Company and the Guarantors, will be the legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Registration Rights Agreement, which is accurate in all material respects.

          5.1.12 The Warrant Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the


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

     legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Warrant Agreement, which is accurate in all material respects.

          5.1.13 The Warrant Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Warrant Registration Rights Agreement, which is accurate in all material respects.

          5.1.14 The Company has duly and validly authorized the Units. The Series A Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchaser pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Notes, which is accurate in all material respects.

          5.1.15 The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          5.1.16 The Guarantees of the Series A Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Guarantees, which is accurate in all material respects.

          5.1.17 The Guarantees of the Series B Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          5.1.18 The Warrants have been duly and validly authorized by the Company for issuance and sale to the Initial Purchaser pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Warrant Agreement and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Warrant Agreement, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Warrants, which is accurate in all material respects.

          5.1.19 The Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement. The Company has duly authorized and reserved for issuance the Warrant Shares and, when issued and paid for upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable, free of any preemptive or similar rights.

          5.1.20 The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Company reasonably believes to be reliable and accurate in all material respects.

          5.1.21 Each of the Company and its subsidiaries is not and, after giving effect to the Offering, will not be, (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, orders, decisions, requirement, judgment or decree of any court, regulatory body, administrative body, administrative agency, governmental body, arbitrator or other authority (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees and the Communications Act of 1934, as amended (the "Communications Act") and state statutes governing intrastate communications) applicable to it or any of its subsidiaries or any of its or their assets or properties (whether owned or leased), which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of each of the Company and the Guarantors, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

          5.1.22 None of (A) the execution, delivery or performance by each of the Company and the Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (B) the issuance and sale of the Securities and (C) consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to,
     (1) the charter or bylaws of the Company or any of its subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (3) any law, statute, ordinance, rule, regulation or other governmental or administrative requirement applicable to the Company or any of its subsidiaries or any of their assets or properties or (4) any judgment, order, decision or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except in each case, in the case of clauses
     (2), (3) and (4), for those violations, conflicts or breaches that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license., permit or decree of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party or (2) the issuance and sale of the Securities and the other transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations).

          5.1.23 There is (A) no action, suit, investigation, inquiry, complaint or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of each of the Company and the Guarantors, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries, is subject, (B) no law, statute, ordinance, rule, regulation, order or other governmental or administrative requirement that has been enacted, adopted or issued by any governmental agency or to the knowledge of the

     Company that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets or property of the Company or any of its subsidiaries is or may be subject, that, in the case of clauses (A), (B) and (C) above, (1) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed, or (2) individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

          5.1.24 No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction or a governmental or administrative regulatory authority has been issued that prevents the issuance of the Securities or prevents or suspends the sale of the Securities in any jurisdiction referred to in Section 4.5 hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

          5.1.25 There is (A) no unfair labor practice complaint pending against the Company or any of its subsidiaries nor, to the best knowledge of each of the Company and the Guarantors, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of each of the Company and the Guarantors, threatened against any of them, (B) no strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries nor, to the best knowledge of each of the Company and the Guarantors, threatened against the Company or any of its subsidiaries and (C) to the best knowledge of each of the Company and the Guarantors, no union representation question existing with respect to the employees of the Company or any of its subsidiaries, except for those complaints, grievances, arbitration proceedings, strikes, labor disputes slowdowns, stoppages or representation questions, as applicable, that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of each of the Company and the Guarantors, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries. None of the Company or any of its subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except in each case for those violations that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          5.1.26 Except as set forth in the Offering Memorandum, the Company is not a party to or bound by any stockholders agreements or voting trusts with respect to any securities of the Company and there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or entity or to require the Company to include such securities in the securities to be registered in the Exchange Offer.

          5.1.27 None of the Company or any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

          5.1.28 There is no alleged liability, or to the best knowledge of each of the Company and the Guarantors, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from the presence or release into the environment of any Hazardous Material (as defined) at any location used by the Company or any of its subsidiaries, whether or not owned by the Company or such subsidiary, as the case may be. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

          5.1.29 Each of the Company and its subsidiaries has such permits, licenses, franchises, authorizations, certificates, registrations, approvals and consents of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, and under the Communications Act and state statutes governing intrastate communications as are necessary or required to own, lease and operate their respective properties and to conduct their businesses except where the failure to have such permits either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit, except where the failure to fulfill or perform its obligations or the occurrence of such event, as applicable, either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries are in compliance with the terms and conditions of all such permits; all of the permits are valid and in full force and effect, are not subject to any conditions outside of the ordinary course, and all express conditions in the permits have been satisfied; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation, suspension or modification of any such permit.

          5.1.30 The Company and its subsidiaries have filed with all administrative bodies, administrative agencies, governmental bodies, arbitrators or other authorities having jurisdiction over the Company or such subsidiaries or any of their properties, as applicable, all applications, statements, reports, tariffs, information, forms, or an other documents required under all statutes, laws, rules, regulations, judgments, orders, decisions or decrees, except where the failure to file would not have a Material Adverse Effect. To the Company's knowledge, such filings or submissions were in compliance with applicable laws or regulations when filed or submitted and no deficiencies have been asserted by any administrative bodies, administrative agencies, governmental bodies, or other authorities with respect to such filings or submissions except where the deficiency is of such a nature that the failure to cure such a deficiency would not have a Material Adverse Effect. To the Company's knowledge, the information contained in such filings or submissions was and continues to be in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

          5.1.31 Each of the Company and its subsidiaries are in compliance with the Commission's Staff legal bulletin No. 5 dated October 8, 1997, revised January 12, 1998 (as amended or otherwise modified through the date of this Agreement) related to Year 2000 compliance.

          5.1.32 Each of the Company and its subsidiaries has (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for Permitted Liens (as defined in the Indenture) and taxes not yet payable) except as described in the Offering Memorandum, (B) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, and (C) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such permit, except where such limitation, suspension or revocation could not reasonably be expected to have a Material Adverse Effect.

          5.1.33 There are no contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents (collectively, "Documents") required to be described or referred to in a Registration Statement on Form S-1 other than those described or referred to in the Offering Memorandum; all such descriptions are accurate in all material respects and present fairly the information described therein. All such Documents to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          5.1.34 There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of (i) any of the officers or directors of the Company or any of its subsidiaries or any of the members of the families of any of them or (ii) any other person, including affiliates of the Company or any of its subsidiaries, in each case except as adequately disclosed in the Offering Memorandum; all such descriptions are accurate in all material respects and present fairly the information required to be described in a Registration Statement on Form S-1.

          5.1.35 None of the Company or any of its subsidiaries is currently, or during the sixty day period prior to the date hereof, has been a party to any agreement relating to, or engaged in any active commitments, communications, discussions or negotiations relating to, any acquisition, purchase or assumption of (i) any other entity that would constitute a significant subsidiary of the Company (as defined in Rule 1-02(a) of Regulation S-X of the Act (except that for purposes of this clause 5.1.36 5% shall substitute for 10% as set forth in such rule)) or (ii) any asset or assets that would be material to the Company or any of its subsidiaries.

          5.1.36 Each of the Company and its subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it free and clear of and without violating any right, claimed right (except for the letter notification the Company received from SPRINT Corporation dated March 9, 1998), charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, except for (i) the security interest granted in the Intellectual Property to ComDisco, Inc. under the terms of a Bridge Loan dated as of May 5, 1998 and (ii) any rights, claimed rights, charges, encumbrances, pledges, security interests, restrictions or liens that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, and none of the Company or any of its subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as adequately disclosed in the Offering Memorandum. The use of the Intellectual Property in connection with the business and operations of the Company or any of its subsidiaries does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

          5.1.37 All material tax returns required to be filed by the Company or any of its subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of each of the Company and the Guarantors, there are no material proposed additional tax assessments against the Company or any of its subsidiaries, or the assets or property of the Company or any of its subsidiaries, except those tax assessments for which adequate reserves have been established.

          5.1.38 None of the Company or any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          5.1.39 Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          5.1.40 Each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with industry practice to protect the Company and its subsidiaries and their respective businesses. None of the Company or any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

          5.1.41 None of the Company or any of its subsidiaries has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Securities or

     (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its subsidiaries.

          5.1.42 No registration under the Act of the Units is required for the sale of the Units to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Units in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Initial Purchaser's representations contained herein. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, any of the Guarantors or any of their respective representatives (other than the Initial Purchaser, as to which the Company and the Guarantors make no representation or warranty) in connection with the offer and sale of any of the Units or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Securities have been issued and sold by the Company or any of its subsidiaries within the six-month period immediately prior to the date hereof except as disclosed in the Offering Memorandum.

          5.1.43 The execution and delivery of this Agreement, the other Operative Documents and the sale of the Units to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Offering Memorandum under the caption "Notice to Investors."

          5.1.44 Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          5.1.45 Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

          5.1.46 None of the Company, the Guarantors or any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Units.

          5.1.47 The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Preliminary Offering Memorandum and the Offering Memorandum contains or will contain the disclosure required by Rule 902(h).

          5.1.48 Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (A) none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business, (B) there has not been any change or development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          5.1.49 None of the execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

          5.1.50 The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants as required by the Act. The historical financial statements of the Company, together with related schedules and notes thereto, comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and the historical financial statements of the Company and its subsidiaries present fairly in all material respects the financial position and results of operations of the Company and its subsidiaries, at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented, and are in accordance with the books and records of the Company and its subsidiaries in all material respects except with respect to interim financial results to the absence of footnotes and normal year end adjustments. No other financial statements are required to be included in the Offering Memorandum. The financial data set forth in the Offering Memorandum under the captions "Summary Financial Information," "Capitalization," "Selected Financial Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present, on the basis stated in the Offering Memorandum, the information set forth therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement and the other Operative Documents; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other financial and statistical information and data included in the Offering Memorandum derived from the historical and pro forma financial statements are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Company and its subsidiaries.

          5.1.51 None of the Company or any of the Guarantors intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The preset fair saleable value of the assets of each of the Company and the Guarantors exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of each of the Company and the Guarantors do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

          5.1.52 Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and its subsidiaries and any other person that would give rise to a valid claim against the Company or any of its subsidiaries or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

          5.1.53 There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents.

          5.1.54 Each of the Company and its subsidiaries has complied with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

          5.1.55 Each certificate signed by any officer of the Company or any of the Guarantors and delivered to the Initial Purchaser or counsel for the Initial Purchaser pursuant to this Agreement shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to the Initial Purchaser as to the matters covered thereby.

     The Company and the Guarantors acknowledge that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     5.2 The Initial Purchaser represents, warrants and covenants to the Company and agrees that:

            5.2.1 The Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Units.

            5.2.2 The Initial Purchaser (A) is not acquiring the Units with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Units only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and in offshore transactions in reliance upon Regulation S under the Act.

            5.2.3 No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Units, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            5.2.4 The Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Units only from, and will offer to sell the Units only to, Eligible Purchasers. The Initial Purchaser further agrees (A) that it will offer to sell the Units only to, and will solicit offers to buy the Units only from (1) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and
       (2) Reg S Investors and (B) that each such QIB and Reg S Investor shall thereby have acknowledged and agreed that such Units will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(i) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (ii) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 under the Act, (iii) in a transaction meeting the requirements of Rule 144 under the Act, (iv) to an institutional Accredited Investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Act) that, prior to such transfer, furnishes the Trustee or the Warrant Agent, as applicable, a signed letter containing certain representations and agreements relating to the registration of transfer of such Units and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act or (v) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company or any of its subsidiaries, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

            5.2.5 The Initial Purchaser agrees that it has offered the Units and will offer and sell the Units (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Units pursuant hereto and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. The Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Units (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Units, except such advertisements as are permitted by and include the statements required by Regulation S.

     The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     6. Indemnification.

          6.1 The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchaser, (ii) each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein; provided, further, that such indemnity with respect to the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser (or any persons controlling the Initial Purchaser) from whom the person asserting such loss, claim, damage or liability purchased the Units which are the subject thereof if such person did not receive a copy of the Offering Memorandum (or the Offering Memorandum as amended or supplemented) at or prior to the confirmation of the sale of such Units to such person (and the Offering Memorandum or any such amended or supplemented Offering Memorandum, as applicable, shall have been delivered by the Company to the Initial Purchaser a reasonable amount of time prior to the mailing or delivery, as applicable, of such confirmation) and any such untrue statement or omission or alleged untrue statement or omission of a material fact contained in such Preliminary Offering Memorandum was corrected in the Offering Memorandum (or the Offering Memorandum as amended or supplemented) and the delivery of such Offering Memorandum (as amended or supplemented as applicable) would have eliminated the liability of the Initial Purchaser to such person. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

          6.2 The Initial Purchaser agrees to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or
     Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, representatives and agents of the Company and the Guarantors, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein; provided, however, that in no case shall the Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchaser (calculated as the difference between the aggregate principal amount of the Series A Notes sold by the Company to the Initial Purchaser pursuant hereto and the amount paid by the Initial Purchaser pursuant hereto to purchase the Series A Notes (the "Discounts and Commissions")). This indemnity will be in addition to any liability which the Initial Purchaser may otherwise have, including under this Agreement.

          6.3 Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this
     Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection
     (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

     7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company and the Guarantors or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchaser, who may also be liable for contribution, including persons who control the Company and the Guarantors within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and the Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on one hand, and the Initial Purchaser, on the other hand, from the offering of the Units or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Series A Notes (net of discounts but before deducting expenses) received by the Company and the Guarantors and (ii) the Discounts and Commissions received by the Initial Purchaser. The relative fault of the Company and the Guarantors, on one hand, and of the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this
Section 7, (i) in no case shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the Discounts and Commissions exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, representatives and agents of the Initial Purchaser or any controlling person shall have the same rights to contribution as the Initial Purchaser, and (A) each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld.

     8. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase and pay for the Units, as provided herein, shall be subject to the satisfaction of the following conditions:

          8.1 All of the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. Each of the Company and the Guarantors shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          8.2 The Offering Memorandum shall have been printed and copies distributed to the Initial Purchaser not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchaser may agree, and no stop order suspending the qualification or exemption from qualification of the Securities in any jurisdiction referred to in Section 4.5 shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          8.3 No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any legislature, governmental agency or judicial body which would, as of the Closing Date, prevent the issuance of the Securities; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Guarantors, threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

          8.4 Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt or in the short-term debt, of the Company or any of its subsidiaries from that set forth in the Offering Memorandum or material increases in the long-term debt or short-term debt of the Company or any of its subsidiaries, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock, (iii) none of the Company or any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, the Company and each of its subsidiaries shall have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceedings, and there has not been any material adverse change, or any development involving a material adverse change to the business, prospects, properties, assets, earnings, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole and (iv) there has been no impairment of assets or material reduction in the value of any assets of the Company or any of its subsidiaries.

          8.5 The Initial Purchaser shall have received certificates, dated the Closing Date, signed on behalf of the Company and the Guarantors, in form and substance satisfactory to the Initial Purchaser, confirming, as of the Closing Date, the matters set forth in paragraphs 8.1, 8.2, 8.3 and 8.4 and that, as of the Closing Date, the obligations of the Company and the Guarantors to be performed hereunder on or prior thereto have been duly performed.

          8.6 The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and counsel for the Initial Purchaser, of Haligman Lottner Rubin & Fishman, counsel for the Company and the Guarantors, to the effect set forth in Exhibit C hereto.

          8.7 At the time this Agreement is executed and at the Closing Date, the Initial Purchaser shall have received from PriceWaterhouseCoopers, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchaser and in form and substance satisfactory to the Initial Purchaser and counsel for the Initial Purchaser with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum and/or incorporated therein by reference.

          8.8 The Initial Purchaser shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, of Paul, Hastings, Janofsky & Walker LLP, counsel for the Initial Purchaser, covering such matters as are customarily covered in such opinions.

          8.9 Paul, Hastings, Janofsky & Walker LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          8.10 Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

          8.11 The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

          8.12 The Company and the Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

          8.13 The Company shall have entered into the Warrant Agreement and the Initial Purchaser shall have received counterparts, conformed and executed, thereof.

          8.14 The Company shall have entered into the Warrant Registration Rights Agreement and the Initial Purchaser shall have received counterparts, conformed and executed, thereof.

          8.15 There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 463(g) under the Securities Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or (ii) it is reviewing its ratings assigned to any class of securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

          8.16 The Securities shall have been approved for trading on PORTAL.

     All opinions, certificates, letters and other documents required by this
Section 8 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchaser. The Company and the Guarantors shall furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

     If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchaser by notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 4.6; provided, however, that notwithstanding any such termination, the provisions of Section 6, 7 and 14 shall remain in effect. Notice of such cancellation shall be given to the Company in writing by personal delivery or facsimile transmission or by telephone promptly confirmed in writing.

     9. Initial Purchaser's Information. The Company and the Guarantors acknowledge that the statements with respect to the offering of the Units set forth in the last paragraph of the cover page and the third paragraph and the fourth sentence of the fourth paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use in the Offering Memorandum.

     10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchaser, the Company and the Guarantors contained in this Agreement, including the agreements contained in Sections 4.6 and 11.4, the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchaser, any controlling person thereof, or by or on behalf of the Company and the Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Units to and by the Initial Purchaser. The representations contained in Section 5 and the agreements contained in Sections 4.6, 6, 7 and 11.4 shall survive the termination of this Agreement, including any termination pursuant to Section 11.

     11. Effective Date of Agreement; Termination.

          11.1 This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

          11.2 The Initial Purchaser shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchaser, without liability (other than with respect to Sections 6 and 7) on the Initial Purchaser's part to the Company or any of the Guarantors if, on or prior to such date, (i) the Company or any of the Guarantors shall have failed, refused or been unable to perform any agreement on their part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchaser hereunder as provided in Section 8 is not fulfilled when and as required, (iii) in the reasonable judgment of the Initial Purchaser, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and its subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchaser will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York or American Stock Exchanges or the over-the-counter market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchanges or in the over-the-counter market, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchaser's reasonable judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Units on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchaser's reasonable judgment, makes it inadvisable or impracticable to proceed with the delivery of the Units as contemplated hereby.

          11.3 Any notice of termination pursuant to this Section 11 shall be by telephone or telephonic facsimile and, in either case, confirmed in writing by letter.

          11.4 If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11.2, in which case each party will be responsible for its own expenses), the Company and the Guarantors shall reimburse the Initial Purchaser as set forth in the engagement letter between the Company and the Initial Purchaser dated May 27, 1998.

     12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchaser shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to BancBoston Securities Inc., 100 Federal Street, Boston, Massachusetts 02110, Attention: Investment Banking, telecopy number:
(617) 434-0382, with a copy to Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, Attention: Thomas R. Pollock, telecopy number: (212) 319-4090; and if sent to the Company or any of the Guarantors, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to TeleHub Communications Corporation, 2033 North Main Street, Suite 340, Walnut Creek, California 94596, Attention: Chief Financial Officer, telecopy number: (510) 295-1143, with a copy to Haligman Lottner Rubin & Fishman, 633 Seventeenth Street, Suite 2700, Denver, Colorado 80202-3635,
Attention: Michael L. Glaser,  telecopy number:  (303) 292-1300.

     13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchaser, the Company and the Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Units from the Initial Purchaser.

     14. Construction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

     15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

     16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

     17. Partial Invalidity. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                         [Signature page to follow]

     If the foregoing correctly sets forth the understanding among the Initial Purchaser, the Company and the Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                    Very truly yours,

                                    TELEHUB COMMUNICATIONS CORPORATION


                                    By:________________________________
                                         Name:  Donald H. Sledge
                                         Title:  President and Chief Executive
                                         Officer

                                    TELEHUB TECHNOLOGIES CORPORATION


                                    By:________________________________
                                         Name:  Donald H. Sledge
                                         Title:  Chief Executive Officer

                                    TELEHUB NETWORK SERVICES CORPORATION


                                    By:________________________________
                                       Name:  Donald H. Sledge
                                       Title:  Chief Executive Officer

                                    TELEHUB LEASING CORPORATION


                                    By:________________________________
                                       Name:  Donald H. Sledge
                                       Title:  President

Accepted and agrees to as of
the date first above written:

BANCBOSTON SECURITIES INC.

By:____________________________
     Name:  Neal Reiner
     Title:  Managing Director

                                   EXHIBIT A


                    Form of Registration Rights Agreement

                                   EXHIBIT B

                Form of Warrant Registration Rights Agreement

                                   EXHIBIT C

             Form of Opinion of Haligman Lottner Rubin & Fishman

          1. Each of the Company and the Guarantors (a) is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, (b) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (c) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction listed on Exhibit 1 attached hereto, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

          2. Each of the Company and the Guarantors has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party.

          3. All of the outstanding capital stock of the Company has been duly authorized, validly issued, and is fully paid and nonassessable and was not issued in violation of any statutory preemptive or similar rights.

          4. All of the outstanding capital stock of each subsidiary of the Company is owned by the Company, and to the knowledge of such counsel, is owned free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any statutory preemptive or similar rights.

          5. This Agreement has been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantors, and has been duly executed and delivered by each of the Company and the Guarantors.

          6. The Registration Rights Agreement has been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantors, and has been duly executed and delivered by each of the Company and the Guarantors, and is the valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, (a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the enforceability of indemnification and contribution provisions may be limited by federal and state securities laws and the policies underlying such laws.

          7. The Indenture has been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantors, and has been duly executed and delivered by each of the Company and the Guarantors, and is the valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms (assuming the due authorization, execution and delivery of the Indenture by the Trustee), subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity.

          8. The Warrant Agreement has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company, and is the valid and binding obligation of the Company, enforceable against it in accordance with its terms, (a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and
     (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the enforceability of indemnification and contribution provisions may be limited by federal and state securities laws and the policies underlying such laws.

          9. The Warrant Registration Rights Agreement has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company, and is the valid and binding obligation of the Company, enforceable against it in accordance with its terms, (a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the enforceability of indemnification and contribution provisions may be limited by federal and state securities laws and the policies underlying such laws.

          10. The Series A Notes have been duly authorized by all necessary corporate action on the part of the Company, and have been duly executed by the Company for issuance and sale to the Initial Purchaser pursuant to this Agreement, and, when authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Series A Notes will be the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity. The Offering Memorandum contains a summary of the terms of the Series A Notes, which is accurate in all material respects.

          11. The Series B Notes have been duly authorized by all necessary corporate action on the part of the Company for issuance by the Company, and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to
     (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity. The Offering Memorandum contains a summary of the terms of the Series B Notes, which is accurate in all material respects.

          12. The Guarantees of the Series A Notes have been duly authorized by all necessary corporate action on the part of each of the Guarantors, and have been duly executed by each of the Guarantors, and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Guarantees of the Series A Notes will be the valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity. The Offering Memorandum contains a summary of the terms of the Guarantees of the Series A Notes, which is accurate in all material respects.

          13. The Guarantees of the Series B Notes have been duly authorized by all necessary corporate action on the part of each of the Guarantors, and when executed and delivered in accordance with the terms of the Indenture, and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantees of the Series B Notes will be the valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and
     (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity. The Offering Memorandum contains a summary of the terms of the Guarantees of the Series B Notes, which is accurate in all material respects.

          14. The Units have been duly authorized by all necessary corporate action on the part of the Company. The Warrants have been duly authorized by all necessary corporate action on the part of the Company, and have been duly executed by the Company for issuance and sale to the Initial Purchaser pursuant to this Agreement, and, when authenticated in accordance with the terms of the Warrant Agreement and delivered against payment therefor in accordance with the terms hereof and thereof, the Warrants will be the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Warrant Agreement, subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity. The Offering Memorandum contains a summary of the terms of the Warrants, which is accurate in all material respects.

          15. The Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement. The Company has duly authorized and reserved for issuance the Warrant Shares and, when issued and paid for upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable, free of any statutory preemptive or similar rights.

          16. The Preliminary Offering Memorandum and the Offering Memorandum contain a summary of the terms of each of the Indenture and the Registration Rights Agreement which, in each case, is accurate in all material respects. The statements under the captions "Offering Memorandum Summary --The Offering," "Description of Units," "Description of Notes," "Description of Warrants," "Notice to Investors" and "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects, such legal matters, documents and proceedings.

          17. The statements in the Preliminary Offering Memorandum and the Offering Memorandum under the heading "Certain Federal Income Tax Consequences" insofar as they constitute a summary of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute fair and accurate summaries of the matters described therein in all material respects.

          18. To such counsel's knowledge, neither the Company nor any of its subsidiaries is (a) in violation of its charter or bylaws or (b) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, which default, in the case of clause (b), singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          19. No registration under the Act of the Securities is required for the sale of the Units to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming (a) that the Initial Purchaser is a QIB,
     (b) that the purchasers who buy the Units in the Exempt Resales are either QIBs or Reg S Investors, (c) the accuracy of the Initial Purchaser's representations contained herein and (d) the accuracy of the Company's and the Guarantors' representations contained herein.

          20. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and related notes, the financial statement schedules and other financial and statistical data included or required to be included therein, as to which no opinion need be expressed), complies as to form in all material respects with the requirements of Rule 144A(d)(4) under the Act.

          21. None of the execution, delivery and performance of this Agreement, the issuance and sale of the Units, the application of the proceeds from the issuance and sale of the Units and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

          22. When the Units are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or of any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          23. None of (a) the execution, delivery or performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (b) the issuance and sale of the Units and (c) consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent under (which consent has not been obtained), or results in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries (except as described in the Offering Memorandum), or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to,
     (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is bound of which such counsel is aware; (iii) to such counsel's knowledge, any statute, law, ordinance, rule or regulation applicable to the Company or any its subsidiaries of which such counsel is aware or (iv) to such counsel's knowledge, any judgment, order or decree of any federal or state court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, or in connection with the Registration Rights Agreement, to such counsel's knowledge, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with (which has not been obtained or made), (a) any federal or state court or governmental agency, body or administrative agency or (b) any other person is required for (i) the execution, delivery and performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party or (ii) the issuance and sale of the Units and the transactions contemplated hereby and thereby, except such as have been obtained and made or have been disclosed in the Offering Memorandum.

          24. To such counsel's knowledge, there is (a) no litigation or other legal proceeding pending before any court, arbitrator or governmental agency, or overtly threatened in writing against the Company or any of its subsidiaries or their properties, (b) no statute, law, ordinance, rule, regulation or order of any federal or state governmental agency and (c) no injunction, restraining order or order of any nature by any federal or state court or governmental agency to which the Company or any of its subsidiaries is subject or to which the business, assets, or property of the Company or any of its subsidiaries is subject, that, in the case of clauses (a), (b) and (c) above, is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed.

          25. None of the Company or any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

          26. Except as set forth in the Registration Rights Agreements, to such counsel's knowledge, there are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company and the Guarantors of this Agreement or any other Operative Document or the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

          27. To such counsel's knowledge, there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any subsidiary of the Company.

          28. To such counsel's knowledge, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          29. The Company and its subsidiaries possess such permits, licenses, certificates, registrations, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary or required to conduct the business now conducted and proposed to be conducted by the Company and its subsidiaries, including, but not limited to, any Governmental Licenses issued by the Federal Communications Commission or from state agencies having jurisdiction over intrastate communications; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; there are no proceedings pending, or, to such counsel's knowledge, threatened, with respect to the revocation, suspension or modification of any such Governmental Licenses.

          30. The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Prior to the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

          31. Exhibit A hereto accurately and completely lists all of the certificates and authorizations of TeleHub Network Services Corporation issued by the FCC. TeleHub Network Services Corporation has the certificates and authorizations, if any, required by the Communications Act (collectively, the "Licenses") for the provision of interstate and foreign telecommunications services within the United States as described in the Offering Memorandum. TeleHub Network Services Corporation does not have any pending application at the FCC.

          32. To our knowledge, TeleHub Network Services Corporation is not subject to any pending or threatened complaint, investigation or proceeding before the FCC based on any alleged violation by the TeleHub Network Services Corporation in connection with its provision of or failure to provide telecommunications services.

          33. To our knowledge, (i) the Licenses are validly issued; (ii) the Licenses are in full force and effect and are not subject to conditions outside the ordinary course; and (iii) all express conditions in the Licenses have been satisfied.

          34. The statements in the Offering Memorandum under the headings of "Risk Factors-Competition," "Risk Factors-Regulation," "Business-Competition," "Business-Regulation" and "Business-Litigation" insofar as such statements constitute a summary of the legal matters, documents or proceedings of the FCC with respect to telecommunications matters referred to therein, are accurate in all material respect and fairly summarize the matters therein described.

          35. All regulatory tariffs applicable to TeleHub Network Services Corporation's interstate and international operation (the "FCC Tariffs"), are in full force and effect in accordance with their terms, and to our knowledge, there is no outstanding notice of suspension, cancellation or termination or any threatened suspension, cancellation or termination with respect to any of the FCC Tariffs. TeleHub Network Services Corporation is not subject to any restrictions or conditions applicable to its FCC Tariffs that limit or would limit the operations of the Company (other than restrictions or conditions generally applicable to tariffs of that type). Each such FCC Tariff has been accepted by the FCC. To our knowledge, TeleHub Network Services Corporation is not in violation under the terms and conditions of the FCC Tariffs.

          36. The Company and TeleHub Network Services Corporation have the consents or approvals, if any, of the FCC, and have made any necessary or required filings, required for the consummation of the transactions contemplated in the Operating Documents.

          37. Neither the execution and delivery of the Purchase Agreement by the Company nor the performance by the Company of its obligations under the Operative Documents, including the Purchase Agreement, will violate the Communications Act.

          38. Exhibit B hereto accurately and completely lists all of the certificates and authorizations of TeleHub Network Services Corporation in the states listed thereon. TeleHub Network Services Corporation has the certificates and authorizations, if any, required by the state telecommunications laws (collectively the "State Licenses") for the provision of intrastate telecommunications services the states listed in Exhibit B.

          39. To our knowledge, TeleHub Network Services Corporation is not subject to any pending or threatened complaint, investigation or proceeding before the appropriate regulatory authority in the states listed in Exhibit B based on any alleged violation by TeleHub Network Services Corporation or any Subsidiary in connection with its provision of or failure to provide telecommunications services.

          40. To our knowledge, (i) the States Licenses are validly issued;
     (ii) the State Licenses are in full force and effect and are not subject to conditions outside the ordinary course; and (iii) all express conditions in the States Licenses have been satisfied.

          41. The statements in the Offering memorandum under the headings of "Risk Factors-Competition," "Risk Factors-Regulation," "Business-Competition," "Business-Regulation" and "Business-Litigation" insofar as such statements constitute a summary of the legal matters, documents or proceedings with respect to telecommunications matters referred to therein, are accurate in all material respect, and fairly summarize the matters therein described.

          42. All regulatory tariffs applicable to the TeleHub Network Services Corporation's intrastate operations are in full force and effect in accordance with their terms, and to our knowledge, there is no outstanding notice of suspension, cancellation or termination or any threatened suspension, cancellation or termination


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     with respect to any such tariffs.  TeleHub Network Services Corporation is not subject to any restrictions or conditions applicable to its such tariffs that limit or would limit the operations of TeleHub Network Services Corporation (other than restrictions or conditions generally applicable to tariffs of that type). Each such tariff has been accepted by the appropriate state regulatory authority. To our knowledge, TeleHub Network Services Corporation is not in violation under the terms and conditions of such tariffs.

          43. Neither the execution and delivery of the Operative Documents, including the Purchase Agreement by the Company, nor the performance by the Company, of its obligations under the Operative Documents, including the Purchase Agreement will violate the state telecommunications laws if the states listed in Exhibit B.

          44. No facts have come to our attention, who regularly render service on behalf of the Company, to cause us to believe, and we have no reason to believe, that as of the Closing Date, the statements in the Offering Memorandum under the captions "Risk Factors-Competition," "Risk Factors-Regulation," "Business- Competition," "Business-Regulation" and "Business-Litigation" that pertain to the federal telecommunications laws or the state telecommunications laws of the states listed in Exhibit B, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent certified public accountants of the Company and the Guarantors and representatives of the Initial Purchaser and its counsel at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although it has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except as indicated above), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon facts provided to such counsel by officers or other representatives of the Company and the Guarantors and without independent verification of such facts), no facts have come to its attention which led it to believe that the Preliminary Offering Memorandum as of its date or the Offering Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial and statistical data included or required to be included therein).



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                                  EXHIBIT D

                 Form of Opinion of Morrison & Foerster LLP


     1. The CPUC, by Decision No. 97-08-023, issued on August 1, 1997, has authorized Pacific TeleHub Network Services Corporation to provide interLATA and IntraLATA telephone service within the State of California as a facilities-based reseller. Such Decision is hereinafter referred to as the "CA License."

     2. TeleHub, by a letter dated September 12, 1997, from its Executive Vice President Barry C. Lescher to the CPUC informed the CPUC that TeleHub accepted the authority granted by Decision No. 97-08-023, and by a letter dated December 12, 1997, informed the CPUC that it had exercised the authority granted by the CA-License. Therefore, TeleHub has taken all actions necessary to activate the authority granted by Decision No. 97-08-23 within the time period permitted by that Decision. The CA License and the filings set forth in Paragraph 2 and all of the certificates, licenses, authorizations, consents and orders required by the CA Telecommunications Laws for TeleHub's provision of intrastate telecommunications in California. TeleHub has no pending applications before the CPUC. The CA License is validly issued, in full force and effect and not subject to conditions outside of the ordinary course and all express conditions in the CA License have been satisfied.

     3. TeleHub has informed us, as set forth in the Declarations, that there are no formal or informal complaints pending before the CPUC or the California Attorney General of any kind including any accusation that TeleHub has violated California Public Utility code Section 2889.5 regarding "slamming," or any other California rule, regulation, or statute, and we have not been served with or otherwise notified of any such complaints pending against TeleHub as of the date of this opinion. A review of the files of this law firm has not revealed any formal or informal complaints against TeleHub and an inquiry to the CPUC as of ________, 1998 did not reveal any such complaints.

     4. The statements in the Preliminary Offering Memorandum and the Offering Memorandum under the headings of "Risk Factors--Competition," "Risk Factors--Regulation," "Business--Competition," "Business--Regulation," and "Business--Litigation," insofar as such statements constitute a summary of the legal matters, documents, or proceedings of the CPUC or the CA Telecommunications Laws with respect to telecommunications referred to therein, are accurate in all material respects, and fairly summarize the matters therein described. We express no opinion with respect to the outcome of any pending matters therein described and note that the CPUC may modify any existing policy, decision, or regulation in the future.

     5. By the CA-License, TeleHub is not required to file tariffs with the CPUC.

     6. TeleHub is not required to obtain approval of or obtain any consent or authorization, license or order of, or make any filing with the CPUC for either the


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

     execution and delivery of the Operative Documents, including the Purchase Agreement or for the performance of TeleHub of its respective obligations under the Operating Documents, including the Purchase Agreement. Neither the execution and delivery of the Operative Documents, including the Purchase Agreement by TeleHub nor the performance by TeleHub will violate the CA Telecommunications Laws.

     7. Based on the representations contained in the Declarations, TeleHub has no retail end-user billings in California. Therefore, TeleHub is not liable for any CPUC-imposed surcharges as of the date of the Declarations.

     8. Based on the above described information disclosed to Morrison & Foerster LLP by TeleHub, an inquiry of the CPUC as of _________, 1998, appropriate files of this firm and an inquiry of lawyers in this firm who had substantial responsibility for TeleHub's legal matters handled by this firm, TeleHub is not as of the date hereof the subject to any final adverse order, decree or ruling of the CPUC. As used herein, the term "adverse" means a revocation of or material restriction upon, the specific existing Certificate of Public Convenience and Necessity granted to TeleHub by the CA-License, or a finding that TeleHub has specifically violated the Code or any CPUC decision, regulation, or order, including, but not limited to the imposition of proprietary forfeitures or penalties.

     TeleHub has (a) operated in compliance with the CA Telecommunications Laws and (b) filed with the CPUC all applications, statements, reports, tariffs, information forms, or any other document required under the CA Telecommunications Laws, except where the failure to so file would not have a material adverse effect on TeleHub's ability to provide its respective services as described in the Preliminary Offering Memorandum and the Offering Memorandum, and, to our knowledge, such filings and submissions were in compliance with applicable laws or regulations when filed or submitted and no deficiencies have been asserted by the CPUC with respect to such filings or submissions except where the deficiency is of such a nature that failure to cure any such deficiency would not have a material adverse effect on TeleHub's ability to provide its respective services as described in the Preliminary Offering Memorandum and the Offering Memorandum, and to our knowledge, the information contained in such filings or submissions was and continues to be in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

     We do not herein give any option with respect to the laws of any jurisdiction other than the laws of the State of California.

     This opinion is given by us as special regulatory counsel for TeleHub as of the date hereof and we undertake no obligation, and hereby disclaim any obligation, to update or supplement this opinion in respect to subsequent changes in the law or future events affecting the transactions contemplated by the Operative Documents including the Purchase Agreement. We do not give any opinion except as set forth above. This opinion is being furnished only to BancBoston Securities Inc. and is solely for its benefit and may not be used, circulated, quoted or relied upon or otherwise referred to for any purposes without our express prior written consent.







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